Supplement to the

Fidelity® Institutional Short-Intermediate Government Fund

A Fund of Fidelity Advisor Series IV

STATEMENT OF ADDITIONAL INFORMATION

January 29, 2007

The following information replaces the similar information found in the "Fund Holdings Information" section on page 32.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented as an aggregate position monthly and included in a list of full holdings 60 days after its fiscal quarter end).

ISIGB-07-02 June 29, 2007
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